UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 5, 2014

WORLD MEDIA & TECHNOLOGY CORP.

 (Exact Name of registrant as specified in its Charter)

Nevada	333-192156	46-1204713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Brickell World Plaza, Suite 1775 Miami, Florida	33132
(Address of principal executive offices)	(Zip Code)

(347) 717-4966

(Registrant’s telephone number, including area code)

Halton Universal Brands, Inc.

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2014, through the written consent of the holders of a majority of our issued and outstanding voting securities, a majority, constituting ninety nine percent (99%) of our holders of common stock, par value $0.001 per share (the “Common Stock”) voted in favor of amending our Articles of Incorporation to change the Company’s name from Halton Universal Brands, Inc. to World Media & Technology Corp.

On November 10, 2014, the Company filed a Preliminary Information Statement on Schedule 14C to change its name from Halton Universal Brands, Inc. to World Media & Technology Corp.   On December 2, 2014 the Company filed a Definitive Information Statement on Schedule 14C to change its name from Halton Universal Brands, Inc. to World Media & Technology Corp. This same document was mailed to all shareholders of record on or about December 2, 2014.

On December 2, 2014, the Company submitted a Certificate of Amendment to the Articles of Incorporation, as corrected, for filing with the Office of the Secretary of the State of Nevada to change its name from Halton Universal Brands, Inc. to World Media & Technology Corp. to be effective December 22, 2014.  The Registrant received notification that effective December 22, 2014 its name change to World Media & Technology Corp. had been accepted by the State of Nevada.  See Exhibit 3.1.

Item 8.01 – Other Events

The Company has received notification that FINRA has approved the Company’s name change from Halton Universal Brands, Inc. to World Media & Technology Corp. and related stock ticker symbol change from HNVB to WRMT, with an anticipated effective date at the open of the market on December 22, 2014. WRMT's new website will be officially launched at the end of January and will be able to be viewed at www.worldmediatech.com .

Item 9.01  Financial Statements and Exhibits

Exhibits

3.1 – Amendment to Articles of Incorporation, Name Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 18, 2014

World Media & Technology Corp.

(Formerly Halton Universal Brands, Inc.)

/s/ Fabio Galdi

______________________________

By:  Fabio Galdi

Title:   Chief Executive Officer and President (Principal Executive Officer)

Exhibit 3.1

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock

1. Name of Corporation: HALTON UNIVERSAL BRANDS, INC.

2. The articles have been changed as follows: Article I is amended to change the name of the corporation to the following: WORLD MEDIA & TECHNOLOGY CORP.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 99%.

4. Effective date and time of filing: December 22, 2014

5. Signature

/s/ Fabio Galdi, Chief Executive Officer -------------------------------------------------

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